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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 1, 1999


                        FORTIS BENEFITS INSURANCE COMPANY
                            (Exact Name of Registrant
                            as Specified in Charter)


          Minnesota                     33-46620             81-0170040
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
         (State or Other               (Commission       (I.R.S. Employer
         Jurisdiction of               File Number)      Identification No.)
         Incorporation)



     500 Bielenberg Drive, Woodbury, MN                            55125
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   (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (651) 738-4000



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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         Effective as of October 1, 1999, Fortis Benefits Insurance Company, a Minnesota insurance company (the "Registrant" or "FBIC"), entered into a Reinsurance Agreement with the Registrant's sister company, United Family Life Insurance Company, a Georgia insurance company ("UFL"), whereby the Registrant will reinsure substantially all of the insurance business of UFL. The reinsurance will be effected by means of 100% coinsurance.

         Pursuant to the Reinsurance Agreement, FBIC will reinsure (i) all insurance policies written by UFL prior to the effective date of October 1, 1999, except for participating life insurance contracts and policies that have been ceded to or assumed from UFL's sister company, Union Security Life Insurance Company, and (ii) all insurance policies written by UFL after the effective date as requested by UFL from time to time. The aggregate liabilities ceded to FBIC as of October 1, 1999 are approximately $740 million, and the parties estimate that an additional $40 million of renewal premiums will be ceded to FBIC each calendar year thereafter. The Reinsurance Agreement will remain in effect indefinitely, until all reinsured policies have been cancelled or terminated. UFL will remain responsible for all administration of the reinsured policies, and FBIC will reimburse UFL for the costs of such administration.

         Effective as of October 1, 1999, UFL transferred to FBIC assets having an aggregate market value of approximately $675 million, and FBIC paid to UFL a ceding commission of approximately $65 million. None of the assets transferred to FBIC will be transferred to any other person, including any Fortis affiliate or any non-affiliate. The assets transferred to FBIC will consist of cash and other investment assets presently held by UFL, including equities, corporate and government bonds, mortgages, policy loans and investments in real estate.

         The Insurance Departments of the States of Georgia and Minnesota previously approved this transaction. This reinsurance transaction is part of a larger internal reorganization of the Fortis, Inc. life and health companies.







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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FORTIS BENEFITS
                                      INSURANCE COMPANY


                                      BY: /s/  David A. Peterson
                                          ------------------------------------
                                      NAME:  David A. Peterson
                                      TITLE: Vice President
                                             Assistant General Counsel



Dated:      October 13, 1999




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